                                                                   EXHIBIT 10.26

                                                        SERVICE PACKAGE NO. 2547
                                                                 AMENDMENT NO. 0



                         GAS TRANSPORTATION AGREEMENT
                      (For Use Under FT-A Rate Schedule)

THIS AGREEMENT is made and entered into as of the 1st day of September, 1993, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and BOSTON GAS CO, a MASSACHUSETTS Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."

                                   ARTICLE I

                                  DEFINITIONS

1.1 TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 3,878 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                  ARTICLE II

                                TRANSPORTATION

Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                                  ARTICLE III

                       POINT(S) OF RECEIPT AND DELIVERY

The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

                                  ARTICLE IV

All facilities are in place to render the service provided for in this Agreement.

                                                        SERVICE PACKAGE NO. 2547
                                                                 AMENDMENT NO. 0


                         GAS TRANSPORTATION AGREEMENT
                      (For Use Under FT-A Rate Schedule)

                                   ARTICLE V

             QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.

                                  ARTICLE VI

                   RATES AND CHARGES FOR GAS TRANSPORTATION

6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff.

6.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

                                  ARTICLE VII

                             BILLINGS AND PAYMENTS

Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                                        SERVICE PACKAGE NO. 2547
                                                                 AMENDMENT NO. 0

                         GAS TRANSPORTATION AGREEMENT
                      (For Use Under FT-A Rate Schedule)

                                 ARTICLE VIII

                         GENERAL TERMS AND CONDITIONS

This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                                  ARTICLE IX

                                  REGULATION

9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

9.2 The transportation service described herein shall be provided subject to Subpart G, Part 284, of the FERC Regulations.

                                   ARTICLE X

                     RESPONSIBILITY DURING TRANSPORTATION

Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                                  ARTICLE XI

                                  WARRANTIES

11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

     (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to

                                                        SERVICE PACKAGE NO. 2547
                                                                 AMENDMENT NO. 0


                         GAS TRANSPORTATION AGREEMENT
                      (For Use Under FT-A Rate Schedule)

          receive or deliver gas as contemplated by this Agreement.

     (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                                  ARTICLE XII

                                     TERM

12.1 This Agreement shall be effective as of the 1st day of September, 1993, and shall remain in force and effect until the 1st day of November, 2000, ("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance no later than twelve months after the termination of this Agreement.

12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Tariff.

                                                        SERVICE PACKAGE NO. 2547
                                                                 AMENDMENT NO. 0


                         GAS TRANSPORTATION AGREEMENT
                      (For Use Under FT-A Rate Schedule)

                                 ARTICLE XIII

                                    NOTICE

Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

TRANSPORTER:   TENNESSEE GAS PIPELINE COMPANY
               P.O. Box 2511
               Houston, Texas  77252-2511
               Attention:  Transportation Marketing

SHIPPER:

NOTICES:  BOSTON GAS CO
          ONE BEACON STREET
          34TH FLOOR

          BOSTON, MA  02108
          Attention:  CHRISTOPHER G. GULICK

BILLING:  BOSTON GAS CO
          ONE BEACON STREET
          34TH FLOOR

          BOSTON, MA  02108
          Attention:  DON TULCHINSKY

or to such other address as either Party shall designate by formal written notice to the other.

                                 ARTICLE XIV

                                  ASSIGNMENTS

14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III, Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                                                        SERVICE PACKAGE NO. 2547
                                                                 AMENDMENT NO. 0

                         GAS TRANSPORTATION AGREEMENT
                      (For Use Under FT-A Rate Schedule)

                                  ARTICLE XV

                                 MISCELLANEOUS

15.1 The interpretation and performance of this Agreement shall be in accordance with and controlled by the laws of the State of Texas, without regard to the doctrines governing choice of law.

15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective until Shipper has submitted a request for change through the TENN-SPEED(R) System and Shipper has been notified through TENN-SPEED 2 of Transporter's agreement to such change.

15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

     TENNESSEE GAS PIPELINE COMPANY

     By: /s/ Randall G. Schorre
         --------------------------
     Agent and Attorney-in-Fact

     BOSTON GAS CO

     By: /s/ William R. Luthern
         --------------------------
     TITLE:  Vice President
            -----------------------
     DATE:  3 DEC 94
           ------------------------

                         GAS  TRANSPORTATION AGREEMENT
                      (FOR USE UNDER FT-A RATE SCHEDULE)

                                  EXHIBIT "A"
                 AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                            DATED September 1, 1993
                                    BETWEEN
                        TENNESSEE GAS PIPELINE COMPANY
                                      AND
                                 BOSTON GAS CO

BOSTON GAS CO
EFFECTIVE DATE OF AMENDMENT: September 1, 1993
RATE SCHEDULE: FT-A
SERVICE PACKAGE:  2547
SERVICE PACKAGE TQ:  3,878 Dth

METER   METER NAME                       INTERCONNECT PARTY NAME          COUNTY           ST  ZONE  R/D  LEG  METER-TQ  BILLABLE-TQ
------------------------------------------------------------------------------------------------------------------------------------
000807  SANEDAH-BRAZOS BLK A-52 C                                         OFFSHORE-FEDERA  OT   OO    R   100        1             1
001366  TRANSCONTINENTAL - UTOS EXCHAN                                    CAMERON          LA   Ol    R   800      231           231
010442  GREENHILL-TIMBALIER BAY DEHYD    GREENHILL PETROLEUM CORPORATIO   LAFOURCHE        LA   01    R   500       78            78
010570  TRANSCO - SECOND BAYOU DEHYD     TRANSCONTINENTAL GAS PIPE LINE   CAMERON          LA   01    R   800      207           207
010650  CHEVRON-BAY MARCHAND BLK 24 DE   CHEVRON USA INC                  OFFSHORE-FEDERA  OL   Ol    R   500       21            21
010665  EXXON-W DELTA BLK 30 DEHYD       EXXON CORPORATION                OFFSHORE-FEDERA  OL   Ol    R   500      326           326
010953  CHEVRON-VERMILION BLK 245B DEN   CHEVRON USA INC                  OFFSHORE-FEDERA  OL   Ol    R   500       24            24
011119  CHEVRON-S MARSH IS BLK 61 C      LOUISIANA LAND AND EXPLORATION   OFFSHORE-FEDERA  OL   Ol    R   500      226           226
011180  PENNZOIL-SHIP SHOAL BLK 198 H    PENNZOIL EXPLORATION AND PRODU   OFFSHORE-FEDERA  OL   Ol    R   500      282           282
011294  CHEVRON-SOUTH PASS BLK 77 A      CHEVRON USA INC.                 OFFSHORE-FEDERA  OL   Ol    R   500      227           227
011366  CHEVRON-VERMILION BLK 245 E DE   CHEVRON USA INC                  OFFSHORE-FEDERA  OL   Ol    R   500      262           262
011380  VASTOR-MISS CANYON BLK 148 A     VASTAR GAS MARKETING, INC.       OFFSHORE-FEDERA  OL   Ol    R   500       42            42
011717  NATURAL-CHALKLEY TRANSPORT       NATURAL GAS PIPELINE CO OF AME   CAMERON          LA   Ol    R   800       16            16
011787  WESTERN-BLACK LAKE DEHYD TRANS                                    NATCHITOCHES     LA   Ol    R   100      475           475
011971  CHEVRON - SOUTH MARSH ISLAND 7   CHEVRON USA INC                  OFFSHORE-FEDERA  OL   Ol    R   500      213           213
012012  SABINE - BELL CITY TRANSPORT     SABINE PIPE LINE COMPANY         CALCASIEU        LA   Ol    R   800      275           275
012013  CIG/TGP - SABINE RIVER TRANSPO   CHANNEL INDUSTRIES GAS CO        NEWTON           TX   Ol    R   800       86            86
012035  TRANSOK - LIBERTY HILL           TRANSOK GAS TRANSMISSION         BIENVILLE        LA   Ol    R   100      420           420
012100  LONE - KATY EXCHANGE             LONE STAR GAS COMPANY            WALLER           TX   OO    R   100      461           461
012194  SAMEDAN - SOUTH PASS 83A                                          OFFSHORE-FEDERA  OL   Ol    R   500        5             5

                                                                                            TotaL Receipt TQ:    3,878         3,878

METER   METER NAME                       INTERCONNECT PARTY NAME          COUNTY     ST  ZONE  R/D  LEG METER-TQ    MINIMUM PRESSURE
------------------------------------------------------------------------------------------------------------------------------------
020069  NATIONAL-MERCER PA                                                MERCER     PA   04    D   200    3,878            400  LBS
020071  NATIONAL-PETTIS PA                                                CRAWFORD   PA   04    D   200    3,878            400  LBS
020072  NATIONAL-LAMONT PA                                                ELK        PA   04    D   300    2,029            400  LBS
020074  NATIONAL-COUDERSPORT PA                                           POTTER     PA   04    D   300    1,691            400  LBS
020075  NATIONAL-WATTSBURG PA                                             ERIE       PA   04    D   200    1,511            200  LBS
020200  NATIONAL-UNION CITY PA           NATIONAL FUEL GAS SUPPLY CORP    ERIE       PA   04    D   200    1,511            200  LBS
020301  NATIONAL-RUSSELL CITY PA         NATIONAL FUEL GAS SUPPLY CORP    ELK        PA   04    D   300      564            400  LBS
020314  NATIONAL-COCHRANTON PA           NATIONAL FUEL GAS SUPPLY CORP    CRAWFORD   PA   04    D   200    3,878            400  LBS
020390  NATIONAL-TOWNVILLE PA            NATIONAL FUEL GAS SUPPLY CORP    CRAWFORD   PA   04    D   200    3,878            400  LBS
020496  NATIONAL-SHARON PA               NATIONAL FUEL GAS SUPPLY CORP    MERCER     PA   04    D   087    3,878            400  LBS
020527  NATIONAL-ROSE LAKE PA                                             POTTER     PA   04    D   300    1,127            400  LBS
020730  NATIONAL - CRANBERRY SMS         NATIONAL FUEL GAS SUPPLY CORP    VENANGO    PA   04    D   300    2,029            400  LBS
020767  NATIONAL - CAMP PERRY SALES      NATIONAL FUEL GAS SUPPLY CORP    MERCER     PA   04    D   200    3,878            400  LBS
060001  TGT-HEBRON STORAGE INJ           NATIONAL FUEL GAS SUPPLY CORP    POTTER     PA   04    D   300    1,691            400  LBS


                                                                                     Total Delivery TQ:   35,421
NUMBER OF RECEIPT POINTS: 20
NUMBER OF DELIVERY POINTS: 13

THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR THE FOLLOWING METERS CANNOT ON ANY DAY EXCEED 1,511 DTH.

020075  NATIONAL-WATTSBURG PA                                             ERIE       PA   04    D   200    1,511
020200  NATIONAL-UNION CITY PA           NATIONAL FUEL GAS SUPPLY CORP    ERIE       PA   04    D   200    1,511
020301  NATIONAL-RUSSELL CITY PA         NATIONAL FUEL GAS SUPPLY CORP    ELK        PA   04    D   300      564

THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR THE FOLLOWING METERS CANNOT ON ANY DAY EXCEED 2,593 DTH.


020072  NATIONAL-LAMONT PA                                                ELK        PA   04    300  D    2,029
020074  NATIONAL-COUDERSPORT PA                                           POTTER     PA   04    300  D    1,691
020301  NATIONAL-RUSSELL CITY PA         NATIONAL FUEL GAS SUPPLY CORP    ELK        PA   04    300  D      564
020527  NATIONAL-ROSE LAKE PA                                             POTTER     PA   04    300  D    1,127
020730  NATIONAL - CRANBERRY SMS         NATIONAL FUEL GAS SUPPLY CORP    VENANGO    PA   04    300  D    2,029
060001  TGT-HEBRON STORAGE INJ           NATIONAL FUEL GAS SUPPLY CORP    POTTER     PA   04    300  D    1,691

METER   METER NAME                       INTERCONNECT PARTY NAME         COUNTY     ST  ZONE  R/D  LEG METER-TQ
-------------------------------------------------------------------------------------------------------------
THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR THE FOLLOWING METERS CANNONT ON ANY DAY EXCEED 2,029 DTH

020072  NATIONAL-LAMONT PA                                               ELK        PA    04    D  300    2,029
020074  NATIONAL-COUDERSPORT PA                                          POTTER     PA    04    D  300    1,691
020527  NATIONAL-ROSE LAKE PA                                            POTTER     PA    04    D  300    1,127
020730  NATIONAL - CRANBERRY SMS         NATIONAL FUEL GAS SUPPLY CORP   VENANGO    PA    04    D  300    2,029
060001  TGT-HEBRON STORAGE INJ           NATIONAL FUEL GAS SUPPLY CORP   POTTER     PA    04    D  300    1,691

THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR THE FOLLOWING METERS CANNOT ON ANY DAY EXCEED 1,691 DTH.

020074  NATIONAL-COUDERSPORT PA                                          POTTER     PA    04    D  300    1,691

020527  NATIONAL-ROSE LAKE PA                                            POTTER     PA    04    D  300    1,127

060001  TGT-HEBRON STORAGE INJ           NATIONAL FUEL GAS SUPPLY CORP   POTTER     PA    04    D  300    1,691

THE SUM OF TRANSPORTER'S DELIVERIES TO SHIPPER FOR THE FOLLOWING METER CANNOT ON ANY DAY EXCEED 1,127 DTH.

020527  NATIONAL-ROSE LAKE PA                                            POTTER     PA    04    D  300    1,127

Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.